Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

GoMedigap Acquisition

On January 22, 2018, we completed our acquisition of all outstanding membership interests of Wealth, Health and Life Advisors, LLC, more commonly known as GoMedigap, a technology-enabled provider of Medicare Supplement enrollment services. The acquisition price primarily consisted of cash of $15.0 million, less $0.1 million cash acquired, and approximately 294,637 shares of our common stock. In addition, we are obligated to pay an additional $20 million in cash and 589,275 shares of our common stock, subject to the terms of the acquisition agreement and upon final determination of the achievement of certain milestones in 2018 and 2019.

Restructuring Activities
On February 25, 2018, our Board of Directors approved a plan to close our sales call center in Massachusetts and to terminate the employment of other employees in other locations. As part of this plan, we expect to eliminate approximately 110 full-time positions, representing approximately 10% of our workforce, primarily within customer care and enrollment. We expect to incur approximately $2.0 million to $2.4 million for employee termination benefits and related costs as well as approximately $0.3 million to $0.5 million in contract termination and other restructuring charges. Substantially all of the restructuring charges are expected to result in cash expenditures. These restructuring charges were recorded in the first half of 2018, when the activities comprising the plan were completed.
Line of Credit Agreement
On September 17, 2018, we entered into a Credit Agreement with Royal Bank of Canada (“RBC”), as administrative agent and collateral agent (the “Credit Agreement”). The Credit Agreement provides for a $40.0 million secured asset-backed revolving credit facility with a $5.0 million letter of credit subfacility. The commitments under the Credit Agreement expire on September 17, 2021. The borrowing base under the Credit Agreement is comprised of an amount equal to (a) the lesser of (i) eighty percent (80%) of Eligible Commissions Receivables (as defined in the Credit Agreement) we actually collected by during the immediately preceding period of three months or (ii) eighty percent (80%) of our Eligible Commission Receivables for the immediately succeeding period of three months, plus (b) fifty percent (50%) of our Eligible Commission Receivables for the immediately succeeding period of six months (excluding the immediately succeeding period of three months), in each case subject to reserves established by RBC (the “Borrowing Base”). The proceeds of the loans under the Credit Agreement may be used for working capital and general corporate purposes. The Borrowers have the right to prepay the loans under the Credit Agreement in whole or in part at any time without penalty. Subject to availability under the Borrowing Base, amounts repaid may be reborrowed. Availability under the credit facility is up to the lesser of $40.0 million or the Borrowing Base, which may be reduced from time to time pursuant to the Credit Agreement. In addition, the Credit Agreement contains a financial covenant requiring that we maintain Excess Availability (as defined in the Credit Agreement) at or above $6.0 million at any time. On November 23, 2018, we borrowed $5.0 million under the credit facility.